                                                                    Exhibit 10.2


                              AMENDED AND RESTATED

                              SONUS NETWORKS, INC.

                            1997 STOCK INCENTIVE PLAN



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                                TABLE OF CONTENTS


1.       PURPOSE                                                                                         1

2.       TERM OF THE PLAN                                                                                1

3.       STOCK SUBJECT TO THE PLAN                                                                       1

4.       ADMINISTRATION                                                                                  2

5.       ELIGIBILITY:  MAXIMUM GRANT PER INDIVIDUAL                                                      2

6.       OPTIONS                                                                                         3

7.       RESTRICTED STOCK                                                                                4

8.       STOCK GRANTS                                                                                    6

9.       RESTRICTIONS ON ISSUE OF SHARES                                                                 6

10.      PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION                                                7

11.      WITHHOLDING; NOTICE OF DISPOSITION OF STOCK PRIOR TO EXPIRATION OF SPECIFIED HOLDING PERIOD     8

12.      ADJUSTMENTS FOR CORPORATE TRANSACTIONS                                                          8

13.      RESERVATION OF STOCK                                                                            9

14.      LIMITATION OF RIGHTS IN STOCK; NO SPECIAL EMPLOYMENT OR OTHER RIGHTS                           10

15.      NONEXCLUSIVITY OF THE PLAN                                                                     10


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16.      TERMINATION AND AMENDMENT OF THE PLAN                                                          10

17.      NOTICES AND OTHER COMMUNICATIONS                                                               10

18.      GOVERNING LAW                                                                                  11

19.      DEFINITIONS                                                                                    11

                              AMENDED AND RESTATED

                              SONUS NETWORKS, INC.

                            1997 STOCK INCENTIVE PLAN

1.       PURPOSE

         This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentives for them to promote the success of the Company's business through the grant of Awards of or pertaining to shares of the Company's Stock. The Plan is intended to be an incentive stock option plan within the meaning of
Section 422 of the Code but not all Awards granted hereunder are required to be Incentive Options.

2.       TERM OF THE PLAN

         Unless the Plan shall have been earlier terminated by the Board, Awards may be granted hereunder at any time in the period commencing on the approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company's shareholders. Awards granted pursuant to the Plan within such period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to shareholder approval of the Plan are hereby expressly conditioned upon such approval, and shall be void from their inception in the event the shareholders of the Company shall fail to approve the Plan within twelve (12) months of the Board's approval of the Plan.

3.       STOCK SUBJECT TO THE PLAN

         Subject to adjustment in accordance with the provisions of Section 12 of the Plan, the aggregate number of shares of Stock that may be issued or transferred pursuant to Options, Restricted Stock Awards or Stock Grants under the Plan will not exceed 27,000,000 shares, which aggregate number of shares, automatically and without further action, will increase, effective January 1, 2001, and each January 1 thereafter during the term of the Plan, by an additional number of shares of Stock equal to the lesser of (i) five percent (5%) of the total number of shares of Stock issued and outstanding as of the close of business on the immediately preceding December 31 and (ii) such number as the Board may determine. Notwithstanding the foregoing, and subject to adjustment in accordance with the provisions of Section 12 of the Plan, no more than an aggregate of 27,000,000 shares of Stock may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan. The shares of Stock to be delivered under the Plan will be made available, at the discretion of the Committee, from authorized but unissued shares of Stock and/or from previously issued shares of Stock reacquired by the Company. If shares covered by any Option cease to be issuable for any reason, and/or shares covered by Restricted Stock Awards are forfeited, such number of shares will no longer be charged against the limitation provided in this Section 3 and may again be made subject to Awards.


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4.       ADMINISTRATION

         The Plan shall be administered by the Committee; PROVIDED, HOWEVER, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of this Plan pertaining to the Committee's exercise of its authorities hereunder; and PROVIDED, FURTHER, HOWEVER that the Committee may delegate to an executive officer or officers the authority to grant Options to employees who are not officers and consultants in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all needful determinations with respect to each Award to be granted by the Company in addition to any other determination allowed the Committee under the Plan, including: (a) the employee, consultant or director to receive the Award; (b) whether the Award will be of an Option, Restricted Stock or a Stock Grant (and if any Option and to be granted to an employee, whether the Option will be an Incentive Option or Nonstatutory Option); (c) the time of granting the Award; (d) the number of shares subject to the Award; (e) the Option Price of any Option or purchase price in respect of any Award of Restricted Stock; (f) the Option period of any Option; (g) the Option exercise date or dates of any Option; and (h) the effect of termination of employment or other association with the Company and its Affiliates on the subsequent exercisability of the Option or the recipient's retention of any Award of Restricted Stock. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants and directors, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in this Plan shall be final, binding and conclusive on all persons having or claiming any interest under this Plan or an Award made pursuant hereto.

5.       ELIGIBILITY:  MAXIMUM GRANT PER INDIVIDUAL

         Pursuant and subject to the terms of this Plan, the Committee may grant from time to time and at any time prior to the termination of the Plan, one or more Awards, either alone or in combination with any other Awards, to any employee, consultant or director of one or more of the Company or an Affiliate. In no event shall the number of shares with respect to which Awards may be granted hereunder to any one individual in any one calendar year exceed 25% of the number set forth in the second sentence of Section 3, as the same may be adjusted from time to time in accordance with Section 12.

6.       OPTIONS

         PROVISION FOR GRANT. Awards may be granted under the Plan in the form of Options.

         ADDITIONAL TERMS AND CONDITIONS. Any Options shall have the following terms and conditions and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe.

                  (a) DATE OF GRANT. The granting of an Option shall take place at the time specified in the Option Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

                  (b) OPTION PRICE. The Option Price under each Incentive Option shall be not less than 100% of the Fair Market Value of Stock on the Grant Date, or not less than 110% of the Fair Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The Option Price under each Nonstatutory Option shall not be so limited solely by reason of this Section 6.

                  (c) OPTION PERIOD. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date, if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section 6.2(c).

                  (d) EXERCISABILITY. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate the exercisability of such Option in whole or in part at any time, provided the Acceleration of the exercisability of any Incentive Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to such Acceleration.

                  (e) TERMINATION OF ASSOCIATION WITH THE COMPANY. Unless the Committee shall provide otherwise in the grant of a particular Option under the Plan, if the Optionee's employment or other association with the Company and its Affiliates is terminated, whether voluntarily or otherwise and including on an entity ceasing to be an Affiliate of the Company, any Option shall cease to be exercisable in any respect not later than ninety (90) days following such termination and, for the period it remains exercisable following termination, shall be exercisable only to the extent exercisable at the date of termination. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, PROVIDED that it does not exceed the longer of 90 days or the period during which the absent recipient's reemployment rights, if any, are guaranteed by statute or by contract.

                  (f) TRANSFERABILITY OF OPTIONS. Except as otherwise provided in this Section, Options shall not be transferable, other than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee. The Committee may, upon the grant of an Award of a Nonstatutory Option or by amendment to the agreement evidencing such an Award, provide that such Award may be transferred by the recipient to an Immediate Family Member or to a charitable organization describe in Code Section 501(c)(3); PROVIDED, HOWEVER, that any such transfer is without payment of any consideration whatsoever and that no transfer of an Option shall be valid unless first approved by the Committee, acting in its sole discretion.

                  (g) EXERCISE OF OPTION. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the option price of the shares to be purchased or, subject to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company, by delivery of that number of shares of Stock having a fair market value equal to the option price of the shares to be purchased. Receipt by the Company of such notice and payment shall constitute the exercise of the Option. Within 30 days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable. Nothing herein shall be construed to preclude the Company from participating in a so-called "cashless exercise", provided the Optionee or other person exercising the Option and each other party involved in any such exercise shall comply with such procedures, and enter into such agreements, of indemnity or otherwise, as the Company shall specify.

         6.3. LIMIT ON INCENTIVE OPTION CHARACTERIZATION. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Fair Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 MINUS the aggregate Fair Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

7.       RESTRICTED STOCK

         7.1 PROVISION FOR GRANT. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan at such price, if any, as the Committee may determine. The Committee shall condition the grant of Restricted Stock upon the completion of additional service, attainment of specified performance goals or such other factors as the Committee may determine.

         7.2 AWARDS AND CERTIFICATES. The prospective recipient of a
Restricted Stock Award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award, has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

         7.3 ADDITIONAL TERMS AND CONDITIONS. Grants of Restricted Stock may be made under the following additional terms and conditions and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe:

                  (a) PURCHASE PRICE. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, as is determined by the Committee.

                  (b) ACCEPTANCE OF AWARDS. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award agreement and paying whatever price (if any) is required pursuant to the terms of the Award.

                  (c) ISSUANCE OF CERTIFICATES. Each Participant receiving a Restricted Stock Award, subject to subsection (d) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

         The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Sonus Networks, Inc. 1997 Stock Incentive Plan and an Award Agreement entered into by the registered owner and Sonus Networks, Inc. Copies of such Plan and Agreement are on file in the offices of Sonus Networks, Inc. at 5 Carlisle Road, Westford, Massachusetts 01886.

                  (d) ESCROW OF SHARES. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

                  (e) RESTRICTIONS AND RESTRICTION PERIOD. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions, related to the performance of service, Company or Affiliate performance or otherwise, as the Committee may determine and cause to be set out in the applicable Award Agreement. Any such Risk of Forfeiture may be waived, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

                  (f) TRANSFERABILITY. Notwithstanding subsection (e) above, the Committee may permit gratuitous transfers to or for the benefit of Immediate Family Members or charitable organizations described in Code Section 501(c)(3) on the same basis as allowed in Section 6.2(f) with respect to Nonstatutory Options and provided the transferred Award shall remain subject to any applicable restriction on transfer and Risk of Forfeiture. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine.

                  (g) RIGHTS PENDING LAPSE OF RESTRICTIONS OR FORFEITURE OF AWARD. Except as provided in this subsection (g) and subsections (e) and (f) above, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3.

                  (h) EFFECT OF TERMINATION OF EMPLOYMENT OR ASSOCIATION. Unless otherwise determined by the Committee at grant and subject to the applicable provisions of the Award agreement and this Section 7, upon termination of a Participant's employment or other association with the Company and its Affiliates for any reason during the Restriction Period including on an entity ceasing to be an Affiliate of the Company, all shares still subject to the Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the Award Agreement; PROVIDED, HOWEVER, that military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, if it does not exceed the longer of 90 days or the period during which the absent optionee's reemployment rights, if any, are guaranteed by statute or by contract.

                  (i) LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

8.       STOCK GRANTS

         In recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate, shares of Stock may be issued either alone or in addition to other Awards granted under the Plan at such price, if any, as the Committee may determine. Stock Grant Awards shall be made without forfeiture conditions of any kind and otherwise pursuant to such terms and conditions as the Committee may determine.

9.       RESTRICTIONS ON ISSUE OF SHARES

         9.1. VIOLATION OF LAW. Notwithstanding any other provision of the Plan, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation; and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

                  (a) the shares are at the time of the issue of such shares effectively registered under the Act; or

                  (b) the Company shall have received an opinion, in form and substance satisfactory to the Company, from the Company's legal counsel to the effect that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Act or any applicable State securities laws.

                The Company shall make all reasonable efforts to bring about the occurrence of said events.

10.      PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION

         10.1. INVESTMENT REPRESENTATION. Unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Act, the Company shall be under no obligation to issue any shares covered by any Award unless the recipient of such shares shall give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

         10.2. REGISTRATION. If the Company shall deem it necessary or desirable to register under the Act or other applicable statutes any shares issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares for exemption from the Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or such managing underwriter, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to such underwritten public offering of securities.

         10.3. PLACEMENT OF LEGENDS; STOP ORDERS; ETC. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 10.1 in addition to any other applicable restriction under the Plan and the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to said Stock. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

11.      WITHHOLDING; NOTICE OF DISPOSITION OF STOCK
         PRIOR TO EXPIRATION OF SPECIFIED HOLDING PERIOD

         11.1. TAX WITHHOLDING. Whenever shares are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on such payment and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.

         11.2. NOTIFICATION OF DISPOSITION. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

12.      ADJUSTMENTS FOR CORPORATE TRANSACTIONS

         12.1. ADJUSTMENT FOR CORPORATE ACTIONS. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of December 31, 1999. Subject to Section 12.2, if subsequent to such date the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 3, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Options and Restricted Stock Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

         12.2. TREATMENT IN ACQUISITIONS. Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of an Acquisition (a) any then Restricted Stock shall Accelerate to the extent that the Company's rights to reacquire such shares of Restricted Stock on occurrence of the applicable Risk of Forfeiture with respect to those shares are not assigned to the acquiring entity and (b) any then outstanding Options shall Accelerate to the extent not assumed by the acquiring entity or replaced by comparable options to purchase shares of the capital stock of the successor or acquiring entity or parent thereof, and to the extent not assumed or replaced on the Acquisition shall then (or after a reasonable period following the Acquisition, as determined by the Committee) terminate to the extent not exercised. As to any one or more outstanding Options and shares of Restricted Stock which are not otherwise Accelerated by reason of such Acquisition, the Committee may also, either in advance of an Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Options and Restricted Stock in the event that the employment of the respective grantees of such Options or Restricted Stock Awards should subsequently terminate following such Acquisition. Each outstanding Option that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to such Acquisition, will be appropriately adjusted, immediately after such Acquisition, as to the number and class of securities and the price at which it may be exercised in accordance with Section 12.1.

         12.3. DISSOLUTION OR LIQUIDATION. Upon dissolution or liquidation of the Company, each outstanding Option shall terminate, but the Optionee (if at the time in the employ of or otherwise associated with the Company or any of its Affiliates) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation.

         12.4. RELATED MATTERS. Any adjustment in Awards made pursuant to this
Section 12 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, Risks of Forfeiture and applicable repurchase prices for Restricted Stock, which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 12. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.

13.      RESERVATION OF STOCK

         The Company shall at all times during the term of the Plan and any outstanding Options granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and such Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

14.      LIMITATION OF RIGHTS IN STOCK; NO SPECIAL EMPLOYMENT OR OTHER RIGHTS

         An Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock covered by an Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to the Optionee or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting or other agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting or other agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment or other association with the Company and its Affiliates.

15.      NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

16.      TERMINATION AND AMENDMENT OF THE PLAN

         The original Plan was amended and restated in its entirety, as of November 18, 1998. The Plan has been amended and restated in its entirety as of March 28, 2000, as set forth herein.

         The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. No termination or amendment of the Plan may, without the consent of any recipient of an Award granted hereunder, adversely affect the rights of such recipient under such Award.

         The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of the recipient of such Award without his or her consent.

17.      NOTICES AND OTHER COMMUNICATIONS

         Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at 5 Carlisle Road, Westford, Massachusetts 01886 Attention: President, Telecopier: (978) 392-9118, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

18.      GOVERNING LAW

         The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

19.      DEFINITIONS

         As used in this Plan the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

         19.1. ACCELERATE, ACCELERATED, and ACCELERATION, when used with respect to an Option, means that as of the relevant time of reference such Option will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms and, when used with respect to Restricted Stock, means that the Risk of Forfeiture otherwise applicable to such Stock shall expire with respect to some or all of the shares of Restricted Stock.

         19.2. ACQUISITION means a merger or consolidation of the Company with and into another person or the sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more persons (other than any wholly-owned subsidiary of the Company) in a single transaction or series of related transactions, unless securities possessing more than 50% of the total combined voting power of the survivor's or acquiror's outstanding securities, or the securities of any parent thereof, are held by a person or persons who held the voting securities of the Company immediately prior to such transaction.

         19.3. ACT means the Securities Act of 1933, as amended.

         19.4. AFFILIATE means a parent or subsidiary corporation of the Company, as defined in Sections 424(e) and (f), respectively, of the Code.

         19.5. AWARD means the grant or sale pursuant to the Plan of Restricted Stock, Stock Grants or Options.

         19.6. AWARD AGREEMENT means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of an Option or of a grant or sale of Restricted Stock.

         19.7. BENEFICIAL OWNERSHIP means beneficial ownership determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Exchange Act.

         19.8.  BOARD means the Company's Board of Directors.

         19.9. CODE means the Internal Revenue Code of 1986, as amended from time to time, or any statute successor thereto, and any regulations issued from time to time thereunder.

         19.10. COMMITTEE means a committee appointed by the Board, responsible for the administration of the Plan, as provided in Section 4 of the Plan. For any period during which no such committee is in existence all authority and responsibility assigned the Committee under the Plan shall be exercised, if at all, by the Board.

         19.11. COMPANY means Sonus Networks, Inc., a corporation organized under the laws of the State of Delaware.

         19.12. EXCHANGE ACT means the Securities Exchange Act of 1934, as amended and in effect from time to time.

         19.13. FAIR MARKET VALUE means the value of a share of Common Stock as of the relevant time of reference, as determined as follows. If the Common Stock is then publicly traded, Fair Market Value will be (i) the last sale price of a share of Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last sale price of the


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Common Stock reported in the NASDAQ National Market System, if the Common Stock
is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices for the Common Stock quoted by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or reported in the NASDAQ National Market System. If the Common Stock is not then publicly traded, Fair Market Value will be the fair value of a share of the Common Stock as determined by the Board or the Committee, taking into consideration such factors as it deems appropriate, which may include recent sale and offer prices of Common Stock in arms'-length private transactions.

         19.14. GRANT DATE means the date as of which an Option is granted, as determined under Section 6.

         19.15. IMMEDIATE FAMILY MEMBER means (i) an individual's parents, siblings, spouse, children, stepchildren, grandchildren, cousins, or the spouse of any such person; (ii) any trust established for the benefit of the individual and/or a person described in (i) above; or (iii) any limited liability company or limited partnership, the members or limited partners of which are the individual and/or a person described in (i) above.

         19.16. INCENTIVE OPTION means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

         19.17. NONSTATUTORY OPTION means any Option that is not an Incentive Option.

         19.18. OPTION means an option to purchase shares of Stock granted under the Plan.

         19.19. OPTION PRICE means the price to be paid by an Optionee for a share of Stock upon exercise of an Option.

         19.20. OPTIONEE means a person eligible to receive an Option, as provided in Section 6, to whom an Option shall have been granted under the Plan.

         19.21. PARTICIPANT means any holder of an outstanding Award under the Plan.

         19.22. PLAN means this 1997 Stock Incentive Plan of the Company, as amended from time to time.

         19.23. RESTRICTED STOCK means an Award pursuant to Section 7 below of shares of Stock subject to restrictions or other forfeiture conditions.

         19.24. RESTRICTION PERIOD means the period established by the Committee and set forth in the applicable Restricted Stock Award Agreement during which the Risk of Forfeiture applicable to shares of Restricted Stock remains in effect.

         19.25. RISK OF FORFEITURE means a limitation on the right of the Participant to retain an Award of Restricted Stock, including a right for the Company to reacquire the Shares at less than their then Fair Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

         19.26. STOCK means Common Stock, par value $0.001 per share, of the Company.

         19.27. STOCK GRANT means an Award pursuant to Section 8 below of shares of Stock not subject to restrictions or other forfeiture conditions.

         19.28. TEN PERCENT OWNER means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Affiliate). Whether a person is a Ten Percent Owner shall be determined with respect to each Option based on the facts existing immediately prior to the Grant Date of such Option.

                         *           *           *

The following does not form part of this Plan but is included solely for informational purposes:

                     Date of Board Approval:         November 18, 1997

               Date of Shareholder Approval:         November 18, 1997

               Date of First Amendment and
                                Restatement:         November 18, 1998

              Date of Second Amendment and
                                Restatement:         March 28, 2000